Exhibit 99.906

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In conjunction with the Annual Report to Shareholders on Form N-CSR of Pacific Funds Series Trust (the “Fund”) for the fiscal year ended March 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), Mary Ann Brown as Chief Executive Officer of the Fund and Eddie D. Tung, as Treasurer (Principal Financial and Accounting Officer) of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Fund.

Date:	May 26, 2016

/s/ Mary Ann Brown

Mary Ann Brown

Chief Executive Officer, Pacific Funds Series Trust

/s/ Eddie D. Tung

Eddie D. Tung

Treasurer (Principal Financial and

Accounting Officer), Pacific Funds

Series Trust